Fees Summary	Aug. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 998,256,000.00
Previously Paid Amount	0.00
Total Fee Amount	152,832.99
Total Offset Amount	0.00
Net Fee	$ 152,832.99
Final Prospectus	false